Exhibit 10.11

Equity Pledge Agreement

This Equity Pledge Agreement (this “Agreement”) is entered into by and among the following parties on November 1, 2017:

1.                                               Zhang Xi

ID Number: ***;

2.                                               Shanghai Xi Zhi Enterprise Management Co., Ltd. (together with Zhang Xi, the “Pledgors”)

Registered Address: ***

Legal Representative: Zhang Xi

3.                                               Shanghai Jing Xue Rui Information and Technology Co., Ltd. (the “Pledgee”)

Registered Address: ***

Legal Representative: Meng Xiaoqiang

4.                                               Shanghai Rui Si Technology Information Consulting Co., Ltd. (the “Company”)

Registered Address: ***

Legal Representative: Shi Wei

(In this Agreement, each a “Party”, collectively the “Parties”.)

WHEREAS:

(1)                                          The Pledgors are the registered shareholders of the Company, aggregately holding 100% of the equity interests in the Company (“Company Equities”). At the date hereof, their capital contributions to the registered capital of the Company and percentages of shareholding in the Company are set out in Schedule 1 hereto.

(2)                                          In accordance with the Exclusive Purchase Right Agreement (together with any amendment or restatement thereto, the “Purchase Right Agreement”) executed on the date hereof by and among the Parties, the Pledgors and/or the Company shall, to the extent permitted by the PRC Laws and at the request of the Pledgee, transfer all or part of their equity interests in the Company and/or all or part of the assets of the Company to the Pledgee and/or any other entity or individual designated by the Pledgee.

(3)                                          In accordance with the Loan Agreement (together with any amendment or restatement thereto, the “Loan Agreement”) executed on the date hereof by and between the Pledgors and the Pledgee, the Pledgee agrees to provide loans to the Pledgors pursuant to the terms and conditions of the Loan Agreement.

(4)                                          In accordance with the Shareholders’ Voting Rights Agreement (together with any amendment or restatement thereto, the  “Shareholders’ Voting Rights Agreement”) executed on the date hereof by and among the Parties, the Pledgors have irrevocably granted a general power of attorney to such person then appointed by the Pledgee to exercise all of their shareholders’ voting rights in the Company on behalf of the Pledgors.

(5)                                          In accordance with the Exclusive Technology and Consultation Service Agreement (together with any amendment or restatement thereto, the “Consultation Service Agreement”) executed on the date hereof by and between the Company and the Pledgee, the Company has engaged the Pledgee exclusively to provide relevant technical support and consulting services, and agreed to pay corresponding service fees to the Pledgee for such services.

(6)                                          As security for performance of their Contractual Obligations (as defined below) and repayment of the Secured Indebtedness (as defined below) by the Pledgors and the Company, the Pledgors agree to pledge all of their Company Equities to the Pledgee and grant in favor of the Pledgee the first ranking pledge over such Company Equities.

NOW, THEREFORE, through negotiations, the Parties agree as follows:

1.                                               Definition

1.1                                        Unless otherwise defined in its context, in this Agreement:

“Contractual Obligations”:

means all of the Pledgors’ and/or the Company’s contractual obligations under the Loan Agreement, Consultation Service Agreement, Purchase Right Agreement, Shareholders’ Voting Rights Agreement and this Agreement (including any amendment or restatement hereto).

“Secured Indebtedness”:

means all the service fees and interest entitled to the Pledgee, and the repaid loans and interest by the Pledgors to the Pledgee under the Transaction Agreements (as defined below); all losses of direct, indirect or predictable benefits incurred as a result of any Event of Default (as defined below) caused by the Pledgors and/or the Company, the amount of which shall be determined by the Pledgee at its absolute discretion to the extent permitted by the PRC Laws and shall be absolutely binding upon the Pledgors and the Company; and all costs incurred by the Pledgee for enforcing the performance of the Contractual Obligations by the Pledgors and/or the Company and for realizing the Pledge Right (including without limitation, legal fees, arbitration fees, valuation and auction fees for the Pledged Equities (as defined below) , and other fees).

“Transaction Agreements”:	means the Loan Agreement, the Consultation Service Agreement, the Purchase Right Agreement and the Shareholders’ Voting Rights Agreement.

“Event of Default”:

shall refer to any of the circumstances below:

(1) the breach by any Pledgors and/or the Company of any Contractual Obligations under the Loan Agreement, the Purchase Right Agreement, the Shareholders’ Voting Rights Agreement, the Consultation Service Agreement and/or this Agreement (including any amendment or restatement thereto);

(2) the accelerated payment or performance of any loans, security interests, indemnities, undertakings or any other liabilities of the Pledgors and/or the Company to any third party, or failure to repay or perform such loans, security interests, indemnities, undertakings or other liabilities when it is due and payable, in each case  resulting in the Pledgee’s reasonable belief that the ability of the Pledgors and/or the Company to perform this Agreement has been materially and adversely affected;

(3)  the material adverse change in the assets owned by the Pledgors and/or the Company, resulting in the Pledgee’s reasonable belief that the ability of the Pledgors and/or the Company to perform this Agreement has been materially and adversely affected.

“Pledged Equities”:

means all the Company Equities lawfully owned by the Pledgors on the date of this Agreement and pledged pursuant to this Agreement to the Pledgee as security for the performance of the Contractual Obligations (the specific equity interests pledged by the Pledgors are set out in Schedule 1 to this Agreement) and any increased capital contributions/equity interests and any share dividends under Sections 2.7 and 2.8 of this Agreement.

“Pledge Right”:	means the right entitled to the Pledgee to be indemnified in priority with the proceeds from conversion, auction or sales of the equity interests pledged by the Pledgors to the Pledgee.

“PRC Laws”:

means the then effective laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the People’s Republic of China (for the purpose of this Agreement, excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan).

1.2                                        In this Agreement, any reference to any PRC Laws shall be deemed to include (i) a reference to such PRC Laws as modified, amended, supplemented or reenacted, effective before or after the date of this Agreement; and (ii) a reference to any other decisions, circulars or rules made pursuant to such PRC Laws or effective as a result of such PRC Laws.

1.3                                        Unless otherwise stated in the context of this Agreement, a reference to a provision, clause, section or paragraph shall refer to a corresponding provision, clause, section or paragraph of this Agreement.

2.                                               Equity Pledge

2.1                                        The Pledgors hereby agree to pledge, in accordance with the terms of this Agreement, their lawfully owned and disposable equity interests aggregately constituting 100% of the Company’s equity interests, to the Pledgee as joint and several security for the performance of the Contractual Obligations and the repayment of the Secured Indebtedness by the Pledgors and the Company.

2.2                                        The Parties understand and agree that the currency valuation arising from or in connection with the Secured Indebtedness is changeable and fluctuating. Therefore, based on the reasonable assessment and valuation of the aforesaid Secured Indebtedness and Pledged Equities by the Pledgors and Pledgee, the Pledgors and the Pledgee jointly acknowledge and agree that the maximum amount of the Secured Indebtedness secured by the Pledged Equities held by each Pledgor shall be the capital contribution of such Pledgor to the Company (“Maximum Amount”). The Pledgors and Pledgee can from time to time adjust the Maximum Amount by making unanimous amendments and supplements to this Agreement based on the fluctuation of currency evaluation of the Secured Indebtedness and the Pledged Equities.

2.3                                        The Pledgors shall handle and complete the registration of the Pledged Equity with the competent industrial and commercial authority within ten (10) business days after the date of this Agreement, and shall complete the equity pledge registration and deliver the industrial and commercial registration certificate to the Pledgee within twenty (20) business days or any other time agreed by the Parties after the date of this Agreement. The Pledge Right under this Agreement is created when the registration of the Pledged Equities with the industrial and commercial authority is completed.

2.4                                        The Pledgors shall deliver to the Pledgee the capital contribution certificate reflecting the pledge of the Pledged Equities pursuant to this Agreement on the date of this Agreement.

2.5                                        The Company shall, and the Pledgors shall procure the Company to, record the Pledged Equities in its shareholders’ register on the date of this Agreement and agree to deliver this sole shareholders’ register to the Pledgee. The Company shall not keep any other shareholders’ register.

2.6                                        During the term of this Agreement, the Pledgee shall not be liable in whatsoever manner for any decrease in the value of the Pledged Equities and the Pledgors are not entitled to seek any form of recourse or file any claims against the Pledgee, except where such decrease arises out of any willful conduct of the Pledgee or out of its gross negligence which has an immediate cause and effect with such decrease.

2.7                                        Upon occurrence of any Event of Default, the Pledgee shall be entitled to dispose of the Pledged Equities in such manner as prescribed in Section 4 of this Agreement.

2.8                                        The Pledgors shall not increase the capital of the Company, transfer or accept any Company Equities without prior consent of the Pledgee.

2.9                                        The Pledgors shall not receive any dividend, bonus or any other profit distribution in respect of the Pledged Equities without prior consent of the Pledgee. The Pledgors agree that the Pledgee is entitled to receive any dividend or bonus in respect of the Pledged Equities during the existence of the Pledged Equities. The Company shall pay such proceeds to an account designated by the Pledgee.

2.10                                 Any additional equity interest received by the Pledgors under Sections 2.8 and 2.9 in proportion to the Pledgors’ increased amount in the registered capital of the Company from any additional capital contribution to the Company, acquisition of equity interests of the Company, receipt of the Company’s share dividends or any other reasons shall be included in the Pledged Equities. The Pledgors and the Company shall execute applicable supplementary agreements and/or other documents after the Pledgors obtain such additional equity interests as soon as possible (no later than ten (10) business days after the Pledgors obtain such additional equity interests), and complete the following procedures:

a.                            completing the equity pledge registration of such additional equity interests within 20 business days after the execution of such supplementary agreements and/or other relevant documents, and delivering the industry and commerce registration certificate to the Pledgee;

b.                            delivering to the Pledgee the capital contribution certificate reflecting the pledge of such additional equity interests on the execution date of such supplementary agreements and/or other relevant documents; and

c.                             delivering to the Pledgee the shareholders’ register reflecting the pledge of such additional equity interests on the execution date of such supplementary agreements and/or other relevant documents.

2.11                                 Subject to Section 2.6 above, if the Pledged Equities could experience material impairment which is capable to prejudice the rights of the Pledgee, the Pledgee may at any time auction or sell the Pledged Equities on behalf of the Pledgors and may, as agreed with the Pledgors, apply the proceeds from such auction or sale towards accelerated repayment of the Secured Indebtedness, or deposit such proceeds with a notary public at the place where the Pledgee is located (any costs thereby incurred shall be entirely borne by the Pledgee). In addition, the Pledgors shall provide other assets as security at the request of the Pledgee.

3.                                               Release of Pledge

3.1                                        After full and complete performance of all the Contractual Obligations and full repayment of all the Secured Indebtedness by the Pledgors and the Company, or all the Transaction Agreements have been terminated or invalidated, or the Contractual Obligations have been terminated due to legal requirements, the Pledgee shall, at the request of the Pledgors, release the equity pledge under this Agreement and cooperate with the Pledgors to deregister the equity pledge with the competent industrial and commercial authority.

4.                                               Disposal of Pledged Equities

4.1                                        The Pledgors shall immediately give written notice to the Pledgee if they know or ought to know any Event of Default which has already occurred or any situation which may trigger the Event of Default.

4.2                                        The Parties hereby agree that upon occurrence of any Event of Default, the Pledgee shall be entitled to exercise all rights and power to claim remedies available under the PRC Laws, the Transaction Agreements and this Agreement with written notice to the Pledgors, including without limitation the right to auction or sell the Pledged Equities and to be indemnified in priority with the proceeds thereof. The Pledgee shall not be held liable for any losses from its lawful and reasonable exercise of such rights and power.

4.3                                        The Pledgee shall be entitled to appoint in writing its legal advisor or any other agent to exercise any and all of its foregoing rights and power, to which the Pledgors shall not raise any objection.

4.4                                        The Pledgee shall be entitled to deduct all reasonable costs actually incurred in connection with its exercise of any or all of its aforesaid rights and power from the proceeds obtained from such exercise of rights and power.

4.5                                        The proceeds obtained from the exercise by the Pledgee of its rights and power shall be applied in the following order of precedence:

(i)                           payment of all costs arising out of the disposal of the Pledged Equities and the exercise by the Pledgee of its rights and power (including fees paid to its legal advisor and agent);

(ii)                        payment of the taxes payable in connection with the disposal of the Pledged Equities; and

(iii)                     repayment of the Secured Indebtedness to the Pledgee;

and any balance after the deduction of the aforesaid payments shall either be returned by the Pledgee to the Pledgors or any other person who is entitled to such balance under relevant laws and regulations, or be deposited with a notary public at the place where the Pledgee is located (any costs thereby incurred shall be entirely borne by the Pledgee).

4.6                                        The Pledgee shall have the option to exercise concurrently or successively any of the remedies available to it; the Pledgee shall not be required to exhaust all other remedies available to it prior to auction or sale of the Pledged Equities under this Agreement.  No challenge shall be made by the Pledgors or the Company regardless of whether the Pledgee exercises any part of its Pledge Right or in respect of the order to exercise the Pledge Right by the Pledgee.

5.                                               Fees and Expenses

5.1                                        All costs and expenses actually incurred in connection with the creation of the equity pledge under this Agreement, including without limitation the stamp duty, any other taxes and all legal fees, shall be borne by the Pledgors.

6.                                               Continuity and No Waiver

6.1                                        The Pledged Equities shall be continuous security and shall remain valid until full performance of the Contractual Obligations, or termination or invalidation of all the Transaction Agreements, or termination due to legal requirements, or full repayment of the Secured Indebtedness (whichever is earliest). No waiver or grace period granted by the Pledgee to the Pledgors in respect of any breach or any delay by the Pledgee in exercising any of its rights under the Transaction Agreements and this Agreement shall affect the rights available to the Pledgee under this Agreement, applicable PRC Laws and the Transaction Agreements to demand at any time thereafter strict performance by the Pledgors of the Transaction Agreements and this Agreement, or any of the rights available to the Pledgee arising from any subsequent breach by the Pledgors of the Transaction Agreements and/or this Agreement.

7.                                               Representations and Warranties of the Pledgors and the Company

The Pledgors and the Company hereby represent and warrant to the Pledgee that:

7.1                                        They are natural persons with full civil capacity or a limited liability company lawfully incorporated and existing; they have full and independent legal status and legal capacity and the capacity to execute, deliver and perform this Agreement, and have been duly authorized to execute, deliver and perform this Agreement, and may act as an independent party to any lawsuit.

7.2                                        All reports, documents and information provided by the Pledgors and the Company to the Pledgee prior to the date of this Agreement with respect to the Pledgors, the Pledged Equities and all matters required by this Agreement are true and correct in all material respects as of the date of this Agreement.

7.3                                        All reports, documents and information provided by the Pledgors and the Company to the Pledgee after the date of this Agreement with respect to the Pledgors, the Pledged Equities and all matters required by this Agreement are true and valid in all material respects as of the date of such provision.

7.4                                        As of the date of this Agreement, the Pledgors are the lawful owners of the Pledged Equities free from any existing dispute in relation to the ownership thereof. The Pledgors have the right to dispose of the Pledged Equities or any part thereof.

7.5                                        Other than the security interests created on the Pledged Equities under this Agreement and the rights created under the Transaction Agreements, the Pledged Equities is free from any other security interests or third party rights and interests and any other restrictions. The Pledgors have not transferred or otherwise disposed of any Pledged Equities.

7.6                                        The Pledged Equities can be lawfully pledged and transferred, and the Pledgors have full rights and power to pledge the Pledged Equities to the Pledgee in accordance with the terms of this Agreement.

7.7                                        Any consents, permissions, waivers or authorizations by any third party or any approvals, licenses or exemptions by or any registration (except for the registration under Section 2.3) or filing formalities with any governmental body (if required by laws), required for the execution and performance of this Agreement and the equity pledge under this Agreement, have been obtained or effected and will remain in full force during the term of this Agreement.

7.8                                        The Pledgors and the Company have full power and authority to execute, deliver and perform this Agreement and all other documents to be executed by them/it in connection with the transactions contemplated in this Agreement as well as full power and authority to consummate the transactions contemplated in this Agreement. The execution and performance of this Agreement by the Pledgors and the Company do not violate or conflict with any law applicable to the Pledgors and/or the Company in effect, any agreement to which the Pledgors and/or the Company are a party or by which their assets are bound, any court judgment, any arbitral award, or any decision of any administrative authority. This Agreement is lawfully and duly executed and delivered by the Pledgors and the Company. This Agreement constitutes lawful and binding obligations of the Pledgors and the Company, enforceable against them in accordance with the terms of this Agreement.

7.9                                        The pledge under this Agreement constitutes a first ranking security interest on the Pledged Equities.

7.10                                 All taxes and fees payable in connection with obtaining the Pledged Equities have been paid in full by the Pledgors and/or the Company.

7.11                                 There are no pending or, to the knowledge of the Pledgors or the Company, threatened suits, arbitrations, or other legal proceedings or claims before any court or arbitral tribunal, or administrative proceedings, or other legal proceedings or claims before any governmental body or administrative authority against the Pledged Equities, the Pledgors or their properties, the Company or its assets, which will have a material or adverse effect on the economic conditions of the Pledgors or the Company or the Pledgors’ ability to perform their obligations and security liability under this Agreement.

7.12                                 The Pledgors and the Company hereby warrant to the Pledgee that the representations and warranties made under this Article 7 will remain true and correct and will be fully complied with under all circumstances until full performance of the Contractual Obligations or the full repayment of the Secured Indebtedness.

8.                                               Undertakings by the Pledgors and the Company

The Pledgors and the Company hereby undertake to the Pledgee that:

8.1                                        Without prior written consent of the Pledgee, the Pledgors shall not create or permit to be created any new pledge or any other security interest or third party right on the Pledged Equities, and any pledge or other security interest or third party right created on all or part of the Pledged Equities without prior written consent of the Pledgee shall be null and void.

8.2                                        Except for the transfer of the Pledged Equities to the Pledgee or its designated person under the Exclusive Purchase Right Agreement (including any amendment, supplement or restatement thereto from time to time) executed on the date of this Agreement between the Pledgors and the Pledgee, without prior written notice to and prior written consent of the Pledgee, the Pledgors shall not transfer or otherwise dispose of all or part of the Pledged Equities (including direct or indirect transfer or disposal of the Pledged Equities or relevant rights and interests thereof (and if the Pledgors indirectly hold the Company Equities through any intermediary, they shall not in any manner transfer or dispose of their equity interests and rights and interests thereof in such intermediary, and shall ensure such intermediary will not issue equity interests to any third party)); otherwise all transfer or proposed transfer or disposal in any other manner of the Pledged Equities by the Pledgors shall be null and void. For transfer or disposal in any other manner of the Pledged Equities with written consent of the Pledgee, the proceeds hereby received shall be first applied towards accelerated repayment of the Secured Indebtedness to the Pledgee or being deposited with a third party agreed with the Pledgee.

8.3                                        Where any suits, arbitrations or other legal proceedings or claims arise (except those disputes, suits or arbitrations between the Pledgors and the Pledgee) which may have an adverse effect on the Pledgors’ or the Pledgee’s interests or the Pledged Equities under the Transaction Agreements and this Agreement, the Pledgors undertake that they will as soon as practicably and promptly send a written notice to the Pledgee and will, at the reasonable request of the Pledgee, take all necessary measures for the Pledgee to perfect its rights and interests upon the Pledged Equities.

8.4                                        The Pledgors and the Company will not conduct or permit to be conducted any act or action which is likely to have an adverse effect on the Pledgee’s interests or the Pledged Equities under the Transaction Agreements and this Agreement. The Pledgors shall waive their right of first refusal upon realization of the Pledged Right by the Pledgee.

8.5                                        The Pledgors and the Company undertake, at the reasonable request of the Pledgee, to take all measures and execute all documents (including without limitation any supplement to this Agreement) necessary for the Pledgee to own and perfect legally and contractually its rights and interests upon the Pledged Equities.

8.6                                        If there is any transfer of the Pledged Equities due to the lawful and contractual exercise of the Pledge Right under this Agreement, the Pledgors and the Company undertake to take all reasonable and lawful measures to realize such transfer.

8.7                                        The Pledgors and the Company shall ensure that the convening procedures, voting method and contents of the shareholders’ meeting and the meeting of the board of directors (if any) held for the execution of this Agreement, and the creation and exercise of the Pledge Right do not violate the laws, administrative regulations or the articles of association of the Company.

8.8                                        Without prior written consent of the Pledgee, the Pledgors shall not  transfer any of their rights and obligations under this Agreement.

8.9                                        Subject to Section 8.2 of this Agreement, the Pledgors and the Company shall undertake that the representations and warranties in Section 7 made by the Pledgors to the Pledgee will remain true and correct and will be fully complied with under any circumstances at any time prior to the full performance of the Contractual Obligations or the full repayment of the Secured Indebtedness.

If, at any time, any promulgation of or amendment to any PRC Laws, regulations or rules, any change in the interpretation or application thereof, or any change in applicable registration procedures makes the Pledgors incapable to perform its representations and warranties made to the Pledgee in Sections 7.8 and 7.9, the Pledgors agree to perform Section 9.1 of this Agreement.

8.10                                 Upon occurrence of any Event of Default, if the Pledgors obtain any dividend, bonus or other profit distribution from the Company during the term of this Agreement, they agree to immediately and unconditionally grant such dividend, bonus or other profit distribution (net of any applicable taxes) to the Pledgee or any entity/individual designated by the Pledgee.

8.11                                 Upon occurrence of any Event of Default under which the Company shall be dissolved or liquidated pursuant to mandatory requirements of applicable laws, the Pledgors shall, to the extent permitted by the PRC Laws, grant to the Pledgee or any entity/individual designated by it any interests lawfully distributed from the Company (net of any applicable taxes) in accordance with applicable laws after such dissolution or liquidation of the Company.

9.                                               Change of Circumstance

9.1                                        As supplement to and without conflict with any other provision of the Transaction Agreements and this Agreement, if at any time any promulgation of or amendment to any PRC Laws, regulations or rules, or any change in the interpretation or application thereof, or any change in applicable registration procedures makes the Pledgee believe that maintaining the validity of this Agreement and/or disposal of the Pledged Equities in the manner prescribed in this Agreement becomes illegal or is in conflict with such laws, regulations or rules, the Pledgors shall effect internal procedures and obtain internal and external authorizations and approvals, in each case necessary to immediately take any actions and/or execute any agreements or other documents at the Pledgee’s written instructions and reasonable request, with the purpose of:

(i)                           maintaining validity of this Agreement;

(ii)                        facilitating disposal of the Pledged Equities in the manner prescribed under this Agreement; and/or

(iii)                     maintaining or realizing the security interest created or purported to be created under this Agreement.

10.                                        Effectiveness and Term of this Agreement

10.1                                 This Agreement shall be formed and become effective upon being signed/sealed by the Parties or their authorized representatives.

The Pledgors and the Company shall register the equity pledge under this Agreement with the competent industrial and commercial authority and provide the Pledgee with the equity pledge registration certificate in a form satisfactory to the Pledgee. The Pledgee shall provide full cooperation in connection therewith.

10.2                                 The term of this Agreement shall end when the Contractual Obligations are fully performed, or all the Transaction Agreements are terminated, invalid, or terminated due to legal requirements, or the Secured Indebtedness is fully repaid (whichever is the earliest shall prevail), unless otherwise agreed by the Parties.

11.                                        Notices

11.1                                 Any notice, request, demand and other correspondences required by or made pursuant to this Agreement shall be in writing and delivered to the applicable Party.

11.2                                 Notices under this Agreement shall be delivered in person, by facsimile or by registered post to the following addresses unless it is changed by written notifications. The delivery date of the notice shall be the receiving date on the receipt if delivered by registered post, or the date of delivering to the recipient if delivered in person or by facsimile. If delivered by facsimile, the original notice should be immediately sent to the following addresses in person or by registered post after such delivery.

Pledgee: Shanghai Jing Xue Rui Information and Technology Co., Ltd.

Registered Address: ***

Tel: ***

Recipient: ***

The Company and the Pledgors

Domicile: ***

Tel: ***

Recipient: ***

12.                                        Miscellaneous

12.1                                 The Pledgors and the Company agree that the Pledgee may, without prior notice to and without prior consent of the Pledgors and the Company, transfer its rights and/or obligations under this Agreement to any third party; however, neither the Pledgors nor the Company shall transfer their rights, obligations or liabilities under this Agreement to any third party without prior written consent of the Pledgee. The successor or permitted assigns (if any) of the Pledgors and the Company shall be obligated to continue to perform the Pledgors’ and the Company’s respective obligations under this Agreement.

12.2                                 The amount of the Secured Indebtedness determined by the Pledgee at its discretion when exercising its right of pledge with respect to the Pledged Equities in accordance with the terms of this Agreement shall constitute the conclusive evidence for the Secured Indebtedness under this Agreement.

12.3                                 This Agreement is made in Chinese in four (4) originals. Each Party shall hold one (1) original, and the remaining one (1) original shall be used for the registration of the Pledged Equities with competent industrial and commercial authority. Other copies are used for relevant procedures. All originals shall have equal legal effect.

12.4                                 The entry into, effectiveness, performance, amendment, interpretation and termination of this Agreement shall be governed by the PRC Laws.

12.5                                 Any dispute arising out of or in connection with this Agreement shall be settled by the Parties through consultations and shall, in the absence of an agreement being reached by the Parties within thirty (30) days from its occurrence, be submitted by any Party to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with the then effective arbitration rules of CIETAC. The place of arbitration shall be Beijing and the language for arbitration shall be Chinese. The arbitration award shall be final and binding on the Parties to this Agreement.

12.6                                 No rights, power or remedies granted to each Party by any provision of this Agreement shall preclude any other rights, power or remedies enjoyed by such Party in accordance with the laws and any other provisions under this Agreement and no exercise by a Party of its rights, power and remedies shall preclude its exercise of its other rights, power and remedies.

12.7                                 No failure or delay by a Party in exercising any rights, power or remedies (“Such Rights”) pursuant to this Agreement or any laws shall operate as waiver of Such Rights; and no single or partial waiver of Such Rights shall preclude such Party from exercising Such Rights in any other manner or from exercising other Such Rights.

12.8                                 All the schedules listed in this Agreement constitute an integral part of this Agreement and have equal legal effect as the body text of this Agreement.

12.9                                 The headings in this Agreement are for convenience of reference only and shall in no event be used in or affect the interpretation of the provisions of this Agreement.

12.10                          Each provision contained in this Agreement shall be severable and independent from any other provisions of this Agreement, and if at any time any one or more provisions of this Agreement become invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

12.11                          Any amendments or supplements to this Agreement shall be made in writing, and shall take effect only if duly signed/sealed by the Parties of this Agreement.

12.12                          This Agreement shall be binding upon the lawful successors of the Parties.

[Intentionally left blank below]

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Pledgee: Shanghai Jing Xue Rui Information and Technology Co., Ltd. (seal)

Signature:	/s/ Meng Xiaoqiang

Name: Meng Xiaoqiang

Position: Legal Representative

Signature Page to Equity Pledge Agreement

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Company: Shanghai Rui Si Technology and Information Consulting Co., Ltd. (seal)

Signature:	/s/ Shi Wei

Name: Shi Wei

Position: Legal Representative

Signature Page to Equity Pledge Agreement

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Pledgor:

Zhang Xi

Signature:	/s/ Zhang Xi

Signature Page to Equity Pledge Agreement

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Pledgor:

Shanghai Xi Zhi Enterprise Management Co., Ltd. (Seal)

Signature:	/s/ Zhang Xi

Name: Zhang Xi

Position: Legal Representative

Signature Page to Equity Pledge Agreement

Schedule 1 Basic Information of the Company

Company Name: Shanghai Rui Si Technology and Information Consulting Co., Ltd.

Shareholding Structure:

Name of the Shareholder	Amount of Capital Contribution (RMB/Yuan)	Shareholding Percentage
Zhang Xi	***	***
Shanghai Xi Zhi Enterprise Management Co., Ltd.	***	***
Total	***	***

Schedule 1 to Equity Pledge Agreement